Exhibit 10.1
Certain information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that Tricida, Inc. treats as private or confidential.

AMENDMENT NO. 2 TO MANUFACTURING AND COMMERCIAL SUPPLY AGREEMENT

This Amendment No. 2 to Manufacturing and Commercial Supply Agreement (“Amendment No. 2”) is dated as of August 26, 2021 (the “Amendment No. 2 Effective Date”) and is entered into between Patheon Austria GmbH & Co KG, with its principal offices located at St. Peter Strasse 25, A-4020 Linz, Austria (“Patheon”), and Tricida, Inc., a Delaware corporation, with its principal offices located at 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080 (“Tricida”), in order to amend that certain Manufacturing and Commercial Supply Agreement between the parties dated as of October 4, 2019, as amended by Amendment No. 1 dated March 30, 2021 (collectively, the “Agreement”). Each of Patheon and Tricida are sometimes referred to herein as “Party” or “Parties”.

WHEREAS, following the [***] of [***] for the [***] (also referred to as the [***]), the Parties wish to further modify the obligations of the Parties under the Agreement as set forth herein.

NOW, THEREFORE, the Parties hereby agree as follows:

1.Changes to Manufacturing Schedule.
a.[***]. The [***] described in Section 5(b) of Amendment 1 to the Agreement will be [***] to [***] designated as the “[***]”. The [***] teams of both Parties jointly developed the [***] (defined therein) for the [***] which is attached hereto as Appendix 1 (the “[***]”). The [***] will [***] and [***] according to the schedule set forth in the [***]. The Parties agree to work in good faith to assess the [***] during the [***] and [***], if any, to the [***]. In the event that the Parties are [***] within the [***], the Parties will work in good faith to assess what [***], and will schedule [***]. If the [***] set forth in the [***] are [***] by [***] (as may [***] as described above), the Parties will, acting in good faith, mutually agree [***] on the need for [***]. In consideration for the foregoing, Tricida will pay Patheon [***] for the Services described in the [***], with [***] payable in [***] and [***] payable in [***]. Any [***] of the [***] that is being conducted in the [***] shall be compensated [***] by Tricida based on the [***] and shall be modeled after the [***] described in the Agreement (so that Patheon will be compensated as if [***]).
b.Payment for [***]. Without prejudice to other aspects of this Amendment No. 2 or waiving any of its other rights under the Agreement, Tricida agrees to pay Patheon at [***] upon delivery for the amount of [***] Product that meets the Product Warranty. The Parties currently anticipate the quantities to be delivered from the [***] will be approximately [***] at [***], which does not include [***] in which [***] and which are currently the subject of a [***]. Whether the [***] from the [***] can be Released and delivered to Tricida in [***] will be dependent on [***]: i) a [***] for the [***] is identified during the [***] (or during a [***] of the [***]as described in Section 1a above) based on [***] by the Parties, a [***] to support [***] of the [***] is [***], and the [***] teams of both Parties, acting reasonably and in good faith, mutually agree and finalize the [***] the Product by [***] (or, in case of [***] of the [***], by end of [***]); and ii) [***] of TRC-101 meeting [***] during the [***]. If [***] i and ii above are [***], the [***] from the [***] shall be delivered to Tricida and Patheon shall invoice Tricida [***]. For the sake of clarity, the Parties agree that [***], which is also the subject of the aforementioned [***], but was [***], will [***] and Tricida will [***] Patheon [***].
c.[***]. The Parties agree that the [***] will be [***] to allow for the [***] within the [***] to the [***]. All references throughout the Agreement and Amendment No. 1 to the [***] shall be void, and neither Party shall have any obligation to the other Party for the [***].
d.[***] Pricing. The Parties agree that the amount of [***] (representing the [***] between the payment amount previously agreed upon for the [***] and the payment amount described herein for the [***], [***] the cost of [***]) will be [***] of Product delivered that meets the Product Warranty in the [***], effectively [***] the cost by [***] based [***]. To the extent that additional [***] are [***] during the [***] to [***] the [***] as described in Section 1a above, thereby [***] on a [***] the [***] that can be Manufactured in the [***], the amount of [***] will [***] over the [***]. Subject to the conditions stated above, Tricida agrees to pay this [***] for Product Manufactured in the [***] that is Released and meets Product Warranty. In the event that the [***], Tricida will – in lieu of the above described [***] – make a [***] payment to Patheon at the conclusion of the [***] in the amount of [***]. For clarity, this [***], if at all applicable, is in [***] to the compensation payable by Tricida for the [***] of the [***] that is being conducted in the [***]. It is the understanding of both Parties that [***] in the amount of approximately [***] are [***] in the price above (planned at the [***]) and will be separately payable by Tricida subject to standard and reasonable documentation.
2.[***]. Section 9 of Amendment No. 1 is hereby deleted in its entirety and replaced with the following:
“Based on [***] and [***] from the [***], the [***] teams of both Parties, acting reasonably and in good faith, will jointly agree on a [***] and appropriately document [***] as set forth in the [***]. In addition, it is the expectation of the Parties that [***] and that relevant [***], especially as it relates to [***].”
3.Miscellaneous. All capitalized terms used herein that are not otherwise defined shall have the meaning given to them in the Agreement. All references to Sections and Exhibits shall refer to Sections and Exhibit to the Agreement unless otherwise specifically stated. Except as expressly amended above, all the terms and conditions of the Agreement remain unchanged and in full force and effect. The Agreement, as amended by this Amendment No. 2, contains the entire understanding of the Parties with respect to the subject matter hereof. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same agreement. No modification, amendment, or waiver of this Amendment No. 2 will be effective unless in writing and executed and delivered by the Parties.
IN WITNESS THEREOF, the Parties have entered into this Amendment No. 2 as of the Amendment No. 2 Effective Date.

[Signature Page Follows]

PATHEON AUSTRIA GMBH & CO KG        TRICIDA, INC.

By: _____________________________        By: ___________________________
Name: __________________________        Name: _________________________
Title: ___________________________        Title: __________________________

By: _____________________________        [***]
Name: __________________________        [***]
Title: ___________________________

APPENDIX 1
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